                                                                   EXHIBIT 10.19

                 SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------


     This Subscription and Registration Rights Agreement (this "Agreement"), dated as of August 15, 1996, among Carson, Inc., a Delaware corporation (the "Company"), and the individuals named on the signature page hereto (the "Stockholders").


                             W I T N E S S E T H :

     WHEREAS, the Stockholders are executives of the Company and are being offered the opportunity to purchase shares of Class A Common Stock, par value $.01 per share, of the Company (the "Shares"); and

     WHEREAS, the Company and the Stockholders desire to provide for certain registration rights and obligations of the parties hereto with respect to the Shares held by them;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

      The following terms shall have the definitions set forth below:

     "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

     "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York.

     "Commission" means the Securities and Exchange Commission.

     "Cutback Registration" means any Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Stockholders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Indemnified Party" means a party entitled to indemnity in accordance with
Section 5.5 hereof.

     "Indemnifying Party" means a party obligated to provide indemnification in accordance with Section 5.5 hereof.

     "Managing Underwriter" means, with respect to any Public Offering, the lead managing underwriter for such Public Offering.

     "NASD" means the National Association of Securities Dealers.

     "Person" means nay natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

     "Piggyback Registration" means any registration of equity securities of the Company of the same class as the Registrable Securities under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than the Company's initial public offering).

     "Public Offering" means any offering of common stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act (other than the Company's initial public offering of the Shares).

     "Registrable Securities" means the shares of common stock at any time outstanding, including additional shares of common stock issued or distributed as a dividend, stock split or other distribution in respect thereof, provided,
                                                                     --------
that any Registrable Securities shall cease to be Registrable Securities when
(x) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement or (y) such Registrable Securities shall have been distributed to the public pursuant to Rule 144.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Piggyback Registration, including, without
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                                       3

limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by the Stockholders selling the same.

     "Request for Registration" means a written request by a Stockholder to the Company for registration of Registrable Securities in response to a Notice of Piggyback Registration, which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof.

     "Requesting Stockholders" mean, with respect to any registration, the Stockholders requesting to have Registrable Securities included in a registration.

     "Rule 144" means Rule 144 promulgated under the Securities Act, and any successor provision thereto.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Stockholders" means each of the individuals named on the signature pages hereto and their respective Permitted Transferees that hold Shares at the time (after the Closing) of application of a provision of this Agreement to Stockholders.


                                  ARTICLE II

                                 SUBSCRIPTION

     Section 2.1.  Subscription for the Shares.  On the terms and subject to the
                   ---------------------------
conditions of this Agreement, each of the Stockholders hereby subscribes for and agrees to purchase, and the Company agrees to issue and sell to each such Stockholder, the number of Shares for the consideration, set forth below such party's signature hereto (the "Purchase Price" of such Shares).

     Section 2.2.  Closing Date.  The consummation of the purchase and sale of
                   ------------
the Shares contemplated by this Agreement (the "Closing") shall take place at such time and
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                                       4

place and on such date not later than 30 days after the execution hereof as the Company and the Stockholders mutually agree (the "Closing Date").

     Section 2.3.  Conditions to Closing.  The obligations of each party hereto
                   ---------------------
to consummate the transactions contemplated by this Article II shall be conditioned on the issuance, purchase of and payment for the Shares to be purchased and sold hereunder not being prohibited by any applicable law, court order or governmental regulation.

     Section 2.4.  Issuances of and Payment for Shares.  At the Closing, (a) the
                   -----------------------------------
Company shall deliver to each Stockholder stock certificates registered in the name of such party and representing the Shares being purchased by such Stockholder pursuant hereto; (b) each such Stockholder shall deliver to the Company the aggregate Consideration for the Shares being purchased by such Stockholder pursuant hereto, (i) in the case of cash, by certified or official bank check payable to the order of the Company and (ii) in the case of Recourse Notes, by issuance and delivery to the Company of a Recourse Note, substantially in the form of Exhibit A hereto (each, a "Recourse Note"); and (c) the Company
               ---------
and each Stockholder shall execute and deliver a Pledge Agreement, substantially in the form of Exhibit B hereto (each, a "Pledge Agreement").
               ---------


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

         A. The Company hereby represents and warrants to the Stockholders as follows:

     Section 3.A.1.  Organization.  The Company is a corporation duly organized
                     ------------
and validly existing and in good standing under the laws of the State of Delaware.

     Section 3.A.2.  Due Authorization.  The execution and delivery of this
                     -----------------
Agreement and the consummation of the transactions contemplated hereby to be consummated by it (i) are within the corporate powers and authority of the Company and (ii) have been duly authorized by all requisite corporate proceedings on the part of the Company. This Agreement is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and, as to enforceability, general equitable principles.

     Section 3.A.3.  Status of Shares.  The Shares, when issued to the
                     ----------------
Stockholders pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     B. Each Stockholder hereby severally (and not jointly) represents and warrants to the Company and the other Stockholders with respect to such Stockholder and the
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                                       5

Shares to be acquired by such Stockholder pursuant to this Agreement, and not with respect to any other Stockholder or any other Shares as follows:

     Section 3.B.1.  Authorization.  Such Stockholder has full power and
                     -------------
authority to execute and deliver, to perform his or her obligations under and to consummate the transactions contemplated by this Agreement. This Agreement is a valid and legally binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and, as to enforceability, general equitable principles.

     Section 3.B.2.  Acquisition for Investment.  (a)  Such Stockholder
                     --------------------------
acknowledges that he or she has sufficient knowledge and experience in business and financial matters and with respect to investments in securities to enable such Stockholder to understand and evaluate the risks of the investment in the Shares contemplated hereby to be made by such Stockholder and to form an investment decision with respect thereto, and is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Stockholder is an executive officer of the Company and has access to information about the Company, the Company's financial condition and about the Shares sufficient to enable him or her to evaluate his or her investment in the Shares. Such Stockholder further acknowledges that he or she, in the regular course of his or her employment by the Company, has the opportunity (1) to ask such questions as he or she may deem necessary of, and to receive answers from, appropriate representatives of the Company concerning the terms of the offering of the Shares to him or her and the merits and risks of investing in the Shares and (2) to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense.

     (b) Such Stockholder is acquiring the Shares for his or her own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Stockholder has no present intention or plan to effect any distribution of the Shares.


                                  ARTICLE IV

                              TRANSFERS OF SHARES

     Section 4.1.  Restrictions on Transfers; Permitted Transferees.  (a) Each
                   ------------------------------------------------
Stockholder hereby acknowledges and agrees that such Stockholder will not (other than as required by the Pledge Agreement), directly and indirectly, offer, sell, assign, pledge, encumber or otherwise transfer any Shares or solicit any offers to purchase or otherwise acquire or make a pledge of any Shares unless either
(A) any such offer, sale, assignment, pledge, encumbrance or other transfer shall have been pursuant to an effective registration statement under the Securities Act and shall have been registered under all applicable state securities or "blue sky" laws or (B) such Stockholder shall have furnished the Company with an opinion of counsel, which opinion of counsel shall have been reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or "blue sky" laws.

     (b) In addition to the restrictions contained in Section 4.1(a), except in the case of a sale of Shares pursuant to an effective registration statement under the Securities Act, a sale of Shares pursuant to a transaction complying with Rule 144 or a pledge of the Shares pursuant to the Pledge Agreement, no Stockholder shall sell, assign, pledge, encumber or otherwise transfer any Shares to any Person (regardless of the manner in which such Stockholder initially acquired such Shares) nor shall the Company register the transfer of any Shares to any Person (all Persons acquiring Shares from a Stockholder, regardless of the method of transfer, shall be referred to as "Transferees") unless (i) such Shares bear legends as provided in Section 4.6 hereof and (ii) such Transferee shall have executed and delivered to the Company, as a condition precedent to any acquisition of the Shares, an instrument in form and substance satisfactory to the Company confirming that such Transferee takes such Shares subject to all the terms and conditions of this Agreement applicable to the transferor of such Shares, and agrees to be bound by the terms of this Agreement. The Company shall not be obligated to register the transfer of any Shares to any Person except in accordance with this Agreement.

     (c) Except as specifically contemplated hereby, no Stockholder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to any Shares nor shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Shares inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Stockholders or holders of Shares who are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of Shares, nor shall any Stockholder act, for any reason, as a member of a group or in concert with any other Persons (other than Permitted Transferees) in connection with the acquisition, disposition or voting of Shares in any manner which is inconsistent with the provisions of this Agreement.

     (d) None of the restrictions contained in this Agreement with respect to transfers of Shares (other than those set forth in Sections 4.1(a), 4.1(b) and 4.3 hereof) shall apply: (i) to any transfer by any Stockholder to any spouse, child, parent, sibling or grandchild of such Stockholder, or by any of such relatives to such Stockholder or to any one or more of such relatives, or by any Stockholder or any such relatives to a trust of which there are no principal beneficiaries other than such Stockholder, such Stockholder and one or more of such relatives, or one or more of such relatives; (ii) to any transfer to a legal representative of any Stockholder in the event such Stockholder becomes mentally incompetent; (iii) to any transfer by will or the laws of descent; or
(iv) to any transfer by any Stockholder to the Company or any Affiliate thereof (a "Permitted Transferee"). Each Permitted Transferee shall agree to be bound by the Pledge Agreement and the Recourse Note to the same extent as the transferring Stockholder is bound thereby with respect to such

Shares. For the purposes hereof, the Permitted Transferees of a Stockholder shall include the Permitted Transferees of such Stockholder's Permitted Transferees.

     Section 4.2.  Merger Transactions.  Notwithstanding any other provision of
                   -------------------
this Agreement to the contrary, the Company may enter into an agreement to consolidate with or merge into any other corporation or have any other corporation merged into it if such agreement is approved by the Board of Directors of the Company and by the requisite vote of the holders of the capital stock of the Company in accordance with the General Corporation Law and any other applicable laws of the State of Delaware. If this Agreement is not terminated, all provisions of this Agreement (including without limitation this Section 4.2) shall continue in full force and effect as to all subsequent transactions in Shares (or the securities or other consideration to be received therefor), and if the Company is not to be the surviving corporation in such consolidation or merger, the Company shall make appropriate arrangements for the continuation of such provisions.

     Section 4.3.  Legend on Certificates.  Each outstanding. certificate
                   ----------------------
representing Shares that are subject to this Agreement shall bear a legend reading substantially as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IN RELIANCE UPON THE HOLDER'S REPRESENTATION THAT SUCH SHARES WERE BEING ACQUIRED FOR INVESTMENT AND NOT FOR RESALE. NO TRANSFER OF SUCH SHARES MAY BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR THAT SUCH SHARES HAVE BEEN SO REGISTERED UNDER A REGISTRATION STATEMENT WHICH IS IN EFFECT AT THE DATE OF SUCH TRANSFER.

          THE SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 15, 1996, AMONG THE COMPANY AND THE OTHER PARTIES NAMED IN THE SIGNATURE PAGES THERETO, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

          Section 4.4.  Involuntary Transfers.  If a Stockholder involuntarily
                        ---------------------
transfers directly or indirectly any or all of his or her Shares for any reason and such transfer is not to a Permitted Transferee, the Transferee of such Shares shall be required, at the Company's election, to offer all of the Shares held by such Transferee to the Company.

                                   ARTICLE V

                              REGISTRATION RIGHTS

  Section 5.1.  Piggyback Registration.
                ----------------------

          (a)  Right to Include Registrable Securities.  If the Company proposes
               ---------------------------------------
to effect a Piggyback Registration, it will give prompt written notice (a "Notice of piggyback Registration") to all Stockholders of its intention to do so and of such Stockholders rights under this Article V to participate in such Piggyback Registration, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. If any such Stockholder delivers a Request for Registration to the Company within 15 days after such Stockholder receives a Notice of Piggyback Registration, the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities relating to such Piggyback Registration which the Company has been so requested to register. Notwithstanding the foregoing (i) if at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Stockholder and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities, and (ii) if such registration involves an underwritten offering, the Requesting Stockholder requesting to be included in the Company's registration must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate for such underwriters in combined primary and secondary offerings. If a registration requested pursuant to this Section 5.1(a) involves an underwritten public offering, the Requesting Stockholder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b)   Registration Expenses.  The Company will pay all Registration
                ---------------------
Expenses incurred in connection with each Piggyback Registration.

          (c)   Priority in Cutback Registrations.  If a Piggyback
                ---------------------------------
Registration   becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering: (A) first, any securities proposed by the Company to be
                          -----
sold for its own account; (B) second, any securities other than Registrable
                              ------

Securities proposed to be sold for the account of one or more securityholders of the Company; and (C) third, any Registrable Securities included in the Requests
                     -----
for Registration of Requesting Stockholders, pro rata in proportion to the
                                             --- ----
respective numbers thereof. Any securities excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

          Section 5.2.  Registration Procedures.  If and whenever the Company is
                        -----------------------
required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 5.1 hereof, the Company will (subject to its rights under Section 5.1 hereof not to register or to delay registration of Registrable Securities), as expeditiously as possible:

          (a) prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its best efforts to cause such registration statement to become effective; provided, that as far in
                                                 --------
     advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to counsel for the Requesting Stockholders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Stockholder shall have the opportunity to object to any information pertaining solely to such Stockholder that is contained therein, and the Company will make the corrections reasonably requested by such Stockholder with respect to such information prior to filing any such registration statement or amendment;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) 90 days after such registration statement becomes effective;

          (c) promptly notify each Requesting Stockholder and the underwriter or underwriters, if any:

                  (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                  (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                  (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (d) furnish to each seller of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such Seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (e) use its best efforts to register or qualify all Registrable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Stockholder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

          (f) use its best efforts to cause all Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Stockholder thereof to consummate the disposition of such Registrable Securities;

          (g) to the extent any of the following are obtained by or furnished to the Company or the underwriters, furnish to each Requesting Stockholder a signed counterpart, addressed to such Requesting Stockholder (and the underwriters, if any), of

          (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public offering, dated the date of any closing under the underwriting agreement), and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities;

          (h) notify each Stockholder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Stockholder promptly prepare and furnish to such Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (j) make available for inspection by any Requesting Stockholder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably necessary to enable such Persons to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) provide a transfer agent and registrar for all Registrable Securities included in such registration statement not later than the effective date of such registration statement; and

          (l) use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          The Company may require each Stockholder whose Registrable Securities are being registered to, and each such Stockholder, as a condition to including Registrable Securities in such registration, shall, furnish the Company and the underwriters with such information and affidavits regarding such Stockholder and the distribution of such securities as the Company and the underwriters may from time to time reasonably request in writing in connection with such registration.

          Upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section 5.2, each Stockholder will forthwith discontinue such Stockholder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Stockholder receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this
Section 5.2 and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Stockholder' s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) of this Section 5.2 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) of this Section 5.2 and to and including the date when each Stockholder whose Registrable Securities are included in such registration statement receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 5.2.

          Section 5.3.  Underwritten Offerings.  If the Company at any time
                        ----------------------
proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 5.1(c), use its best efforts, if requested by any Stockholder whose Registrable Securities are included in such registration, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Stockholder among the securities to be distributed by such underwriters, and such Stockholders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The Stockholders whose Registrable Securities are to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters. No Requesting Stockholder may participate in such underwritten offering unless such Stockholder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Stockholder disapproves of the terms of an underwriting, such Stockholder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Stockholders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn (i) in the case of a Cutback Registration, in accordance with the priorities set forth in Section 5.1(c) and (ii) in all other cases in the proportion which the number of Registrable Securities being registered by such remaining Requesting Stockholder bears to the total number of Registrable Securities being registered by all such remaining Requesting Stockholders.

          Section 5.4.  Holdback Agreements.
                        -------------------

          (a)  By the Stockholders.  Unless the Managing Underwriter (or, in the
               -------------------
case of a non-underwritten Public offering, the Company) otherwise agrees, no Stockholder shall effect any public sale or distribution (including a sale under Rule 144) of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, during the 14 days prior to and the 90 days after the effective date of any registration statement filed by the Company in connection with a Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company), in order to complete the sale and distribution of the securities included in such registration) except as part of such registration statement, whether or not such Stockholder participates in such registration.

          (b)  By the Company and Other Securityholders.  Unless the Managing
               ----------------------------------------
Underwriter otherwise agrees, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to and the 90 days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Piggyback Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto, and (ii) shall cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) , to agree not to effect any such public sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

          Section 5.5.  Indemnification.
                        ---------------

          (a)  Indemnification by the Company.  The Company shall, to the full
               ------------------------------
extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Piggyback Registration, its directors, officers, and partners, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director, officer, partner or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer, partner and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof) ; provided, that the Company shall not be liable in any such case to the extent
- --------
that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller in his capacity as a selling stockholder specifically stating that it is for use in the preparation thereof, or (ii) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          (b)  Indemnification by the Sellers.  Each Stockholder whose
               ------------------------------
Registrable Securities are included or are to be included in any registration statement filed in connection with a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller in his capacity as a selling stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the obligation to
                                     --------
provide indemnification pursuant to this Section 5.5(b) shall be several, and not joint and several, among such Indemnifying Parties. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such Stockholder shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

          (c)  Notices of Claims, etc.  Promptly after receipt by an Indemnified
               ----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 5.5, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to this
Section 5.5, give written notice to the latter of the commencement of such action; provided that the failure of any Indemnified Party to give notice as
        --------
provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.5, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such
               --------
defense at the Indemnified Party's expense; and provided further that the
                                                ----------------
Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party's or Indemnified Parties' counsel representation of both the Indemnifying Party and the Indemnified Party would be inappropriate under the applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d)  Contribution.  If the indemnity and reimbursement obligation
               ------------
provided for in any paragraph of this Section 5.5 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.5(d) were to be determined by pro rata allocation or
                                                         --------
by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5.5(d). The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 5.5(d) shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this Section 5.5(d).

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding subsections of this Section 5.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 5.5 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 5.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

          Section 5.6.  Covenants Relating to Rule 144.  If at any time after an
                        ------------------------------
initial Public Offering the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will
(a) file reports in compliance with the Exchange Act, (b) comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish each Stockholder with such other information as such Stockholder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such Stockholder to sell any Registrable Securities without registration, and (c) at its expense, forthwith upon the request of any Stockholder, deliver to such Stockholder a certificate, signed by the Company's principal financial officer, stating (i) the Company's name, address and telephone number (including area code), (ii) the Company's Internal Revenue Service identification number, (iii) the Company's Commission file number, (iv) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (v) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the Stockholder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.


                                  ARTICLE VI

                                 MISCELLANEOUS

          Section 6.1.  Amendment.  This Agreement may be modified or amended
                        ---------
only by a writing duly executed by or on behalf of the Company, on one hand, and Stockholders holding a majority of the Shares then held by all Stockholders, on the other hand.

          Section 6.2.  Management of the Company.  Each Stockholder
                        -------------------------
acknowledges that it is his or her desire, and hereby agrees, that the Company shall be managed by its Board of Directors in accordance with the business judgment of the Board of Directors, regardless of the time periods over which or methods by which the Board of Directors seeks to achieve value for the stockholders of the Company or any other legitimate objectives of the Board of Directors. Each Stockholder therefore agrees that he or she will not make any claims or demands as to the manner in which the Company is managed or the possible adverse effect which such management may have on the fair market value of the Shares or any other measure of value of the Shares or the timing of realization thereof and, in consideration of the right to subscribe for Shares pursuant to the terms of this Agreement, hereby waives his or her right to make any such claims or demands.

          Section 6.3.  Notices.  All notices to be given by any party hereunder
                        -------
shall be in writing and shall be deemed to have been duly given if mailed, by first class or registered mail, 5 Business Days after mailing by first class mail or if telecopied or delivered by hand or overnight courier, when confirmation is received, in each case as follows: (i) in the case of any Stockholder, to such Stockholder at its address set forth in the stock ledger of the Company; (ii) in the case of the Company, to:

                    Carson, Inc.
                    64 Ross Road
                    Savannah, Georgia  31405
                    Facsimile:  (912) 651-3424

                    Attention:  Dr. Leroy Keith


                    with a copy to:

                    Milbank, Tweed, Hadley & McCloy
                    1 Chase Manhattan Plaza
                    New York, New York  10005
                    Facsimile:  (212) 530-5219

                    Attention:  Arnold B. Peinado III


The parties may change their respective addresses for purposes of notice hereunder by giving notice of such change to all other parties in the manner provided in this Section 6.3.

          Section 6.4.  Binding Effect.  This Agreement supersedes all prior
                        --------------
negotiations, statements and agreements of the parties hereto with respect to the subject matter of this Agreement, and shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. If any Transferee of any Stockholder shall acquire any Shares in any manner, whether by operation of law or otherwise, such Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

          Section 6.5.  Complete Agreement.  This Agreement represents the
                        ------------------
entire agreement among the Stockholders and the Company with respect to the matters set forth herein, and the parties hereto acknowledge that there have been no representations, warranties, covenants or agreements made by any party hereto other than those contained in this Agreement.

          Section 6.6.  Counterparts.  This Agreement may be executed in
                        ------------
counterparts, each of which shall be executed by or on behalf of the Company and one or more Stockholders and all of which shall be deemed to be one and the same agreement.

          Section 6.7.  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine. By execution and delivery of this Agreement, each of the Stockholders accepts, generally and unconditionally, the nonexclusive jurisdiction of the state or federal courts in Delaware.

          Section 6.8.  Injunctive Relief.  It is hereby agreed and acknowledged
                        -----------------
that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          Section 6.9.  Severability.  The invalidity or unenforceability of any
                        ------------
provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          Section 6.10. Recapitalization, etc.  In the event that any capital
                        ---------------------
stock or other securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to Stockholders or combination of the Shares or any other change in the Company's capital structure, appropriate adjustments shall be made to the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

          IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have hereunto set their respective hands as of the day and year first above written.


                              CARSON, INC.


                              By:_______________________________
                                Name:  Dr. Leroy Keith
                                Title:  Chief Executive Officer



                              THE STOCKHOLDERS:
                              ----------------

                              See Annexed Signature Pages

                             SIGNATURE PAGE ANNEX 1


THE STOCKHOLDERS:
- ----------------

                              ____________________________________
                              Name:  Joyce Roche

                              Number of Shares:  10.4409

                              Consideration:  $500,000 principal amount
                                              Recourse Note



                              ____________________________________
                              Name:  Dennis Smith

                              Number of Shares:  5.2205

                              Consideration:  $250,000 principal amount
                                              Recourse Note



                              ____________________________________
                              Name:  Miriam Muley

                              Number of Shares:  5.2205

                              Consideration:  $250,000 principal amount
                                              Recourse Note



                              ____________________________________
                              Name:  John P. Brown, Jr.

                              Number of Shares:  5.2205

                              Consideration:  $250,000 principal amountRecourse
                                              Recourse Note

                              ____________________________________
                              Name:  Donald Cowsar

                              Number of Shares:  2.6102

                              Consideration:  $125,000 principal amount
                                              Resousce Note



                              ____________________________________
                              Name:  Arthur Gnann

                              Number of Shares:  2.6102

                              Consideration:  $125,000 principal amount
                                              Recourse Note



                              ____________________________________
                              Name:  Sharon Davis

                              Number of Shares:  2.6102

                              Consideration:  $125,000 principal amount
                                              Recourse Note